UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

SHUAA PARTNERS ACQUISITION CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41311	98-1627500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

190 Elgin Avenue George Town, Grand Cayman, Cayman Islands	KY1-908
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +971 4 365 1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-half of one redeemable warrant	SHUAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	SHUA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units	SHUAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2022, the Registration Statement on Form S-1 (File No. 333-261889) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of SHUAA Partners Acquisition Corp I (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On March 4, 2022, the Company consummated its IPO of 10,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. The underwriters in the IPO have an option to purchase up to 1,500,000 additional Units for a period of 45 days from the date of the Underwriting Agreement. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●

an Underwriting Agreement (the “Underwriting Agreement”), dated March 1, 2022, among the Company and BTIG, LLC (“BTIG”) and the underwriters named on Schedule A thereto, which contains customary representations and warranties and indemnification of the underwriters by the Company.

●

a Warrant Agreement, dated March 1, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement.

●

a Letter Agreement, dated March 1, 2022, among the Company, BTIG, I-Bankers Securities, Inc. (“IBS”), SHUAA SPAC Sponsor I LLC (the “Sponsor”) and the Company’s executive officers and directors, pursuant to which the Sponsor, BTIG, IBS and each executive officer and director of the Company has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 15 months (or up to 21 months if the period of time to consummate a business combination is extended, as described in more detail in the Registration Statement); to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor.

●

an Investment Management Trust Agreement, dated March 1, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants (as defined below), and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement.

●

a Registration Rights Agreement, dated March 1, 2022, between the Company, the Sponsor, BTIG, IBS and certain other shareholders of the Company named therein, which provides for customary demand and piggy-back registration rights for the Sponsor and other initial shareholders, and customary piggy-back registration rights for such other shareholders, as well as certain transfer restrictions applicable to holders of certain of the Company’s securities.

●

a Sponsor Warrants Purchase Agreement, dated March 1, 2022, between the Company and the Sponsor, pursuant to which the Sponsor purchased 6,750,000 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant.

●

a Private Placement Warrants Purchase Agreement, dated March 1, 2022, between the Company and BTIG, pursuant to which BTIG purchased 460,000 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant.

●

a Private Placement Warrants Purchase Agreement, dated March 1, 2022, between the Company and IBS, pursuant to which IBS purchased 40,000 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant

(collectively with the 6,750,000 private placement warrants purchased by the Sponsor and the 460,000 private placement warrants purchased by BTIG, the “Private Placement Warrants”).
●

Indemnification Agreements, each dated March 1, 2022, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each such officer and director against certain claims that may arise in their roles as officers and directors of the Company.

●

an Administrative Services Agreement, dated March 1, 2022, by and between the Company and the Sponsor, pursuant to which the Sponsor agreed to provide office space and certain administrative and support services to the Company.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated private placements of an aggregate of 7,250,000 Private Placement Warrants, of which (i) 6,750,000 Private Placement Warrants were purchased by the Sponsor, (ii) 460,000 Private Placement Warrants were purchased by BTIG and (iii) 40,000 Private Placement Warrants were purchased by IBS, in each case at a price of $1.00 per Private Placement Warrant, generating total proceeds of $7,250,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor, BTIG or IBS or their permitted transferees: (1) they will not be redeemable by the Company; (2) they (including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder thereof until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders thereof on a cashless basis; and (4) they (including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants) are entitled to certain registration rights. The Private Placement Warrants have been issued pursuant to, and are governed by, the Warrant Agreement.

Item 5.03. Amendments to Memorandum and Articles of Association.

On March 1, 2022 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $102,500,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the Company’s completion of an initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 15 months (or up to 21 months if the Company extends the period of time to consummate its initial business combination in accordance with the terms described in the Registration Statement) from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company’s public shares if it has not completed an initial business combination within 15 months (or up to 21 months if the Company extend the period of time to consummate its initial business combination in accordance with the terms described in the Registration Statement) from the closing of the IPO, subject to applicable law.

On March 1, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On March 4, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement between the Company and BTIG
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement, dated March 1, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent
10.1	Letter Agreement, dated March 1, 2022, among the Company, BTIG, IBS, the Sponsor and the Company’s executive officers and directors
10.2	Investment Management Trust Agreement, dated March 1, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee
10.3	Registration Rights Agreement, dated March 1, 2022, between the Company, the Sponsor, BTIG, IBS and certain other shareholders of the Company named therein
10.4	Sponsor Warrants Purchase Agreement, dated March 1, 2022, between the Company and the Sponsor
10.5	Private Placement Warrants Purchase Agreement, dated March 1, 2022, between the Company and BTIG
10.6	Private Placement Warrants Purchase Agreement, dated March 1, 2022, between the Company and IBS
10.7	Form of Indemnity Agreement, dated March 1, 2022, between the Company and each officer and/or director
10.8	Administrative Services Agreement, dated March 1, 2022, by and between the Company and the Sponsor
99.1	Press Release, dated March 2, 2022
99.2	Press Release, dated March 4, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2022	SHUAA PARTNERS ACQUISITION CORP I

	By:	/s/ Fawad Tariq Khan
	Name:	Fawad Tariq Khan
	Title:	Chief Executive Officer